Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

NATIONAL CINEMEDIA, LLC

OFFER TO EXCHANGE

ALL OUTSTANDING 7.875% SENIOR NOTES DUE 2021

($200,000,000 AGGREGATE PRINCIPAL AMOUNT)

FOR

7.875% SENIOR NOTES DUE 2021

THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933, AS AMENDED

Pursuant to the Prospectus dated                     , 2011

THE EXCHANGE OFFER (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON                     , 2011 (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered or Certified Mail	By Overnight Delivery	By Hand Delivery	Facsimile Transmission
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	(612) 667-6282
608 2nd Avenue South	608 2nd Avenue South	608 2nd Avenue South	Attn: Corporate Trust
Northstar East	Northstar East	Northstar East	Operations
Building — 12th Floor	Building — 12th Floor	Building — 12th Floor	Confirm by Telephone:
Minneapolis,	Minneapolis,	Minneapolis,	(800) 344-5128
Minnesota	Minnesota	Minnesota
55402-1916	55402-1916	55402-1916

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus, dated                     , 2011 (as the same may be amended from time to time the “Prospectus”).

This Letter of Transmittal (this “Letter of Transmittal”) is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Book-Entry Transfer” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into account of Wells Fargo Bank, National Association (the “Exchange Agent”) at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message transmitted by DTC to and received by the Exchange Agent that forms part of a book-entry confirmation. The Agent’s Message states that DTC has received an express acknowledgment from the participant in DTC tendering Original Notes that are the subject of that book-entry confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Transmittal, and National CineMedia, LLC, a Delaware limited liability company, may enforce this Letter of Transmittal against such participant.

Holders (as defined below) of Original Notes whose certificates (the “Certificates”) for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF ORIGINAL NOTES

If Blank, Please Print Name and Address of Registered Holder(s)	Original Notes (Attach Additional List if Necessary)
	Certificate Number(s)*	Aggregate Principal Amount of Original Notes	Principal Amount of Original Notes Tendered (If Less Than All)**

Total:

*	Need not be completed by book-entry Holders.
**	Original Notes may be tendered in whole or in part in denominations of $2,000 and in integral multiples of $1,000. All Original Notes shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVER 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the offer by National CineMedia, LLC, a Delaware limited liability company (the “Company”), to exchange (the “Exchange Offer”) up to $200,000,000 in aggregate principal amount of our registered 7.875% Senior Notes due 2021, or the “Exchange Notes,” the issuance of which has been registered under the Securities Act of 1933, as amended, or the Securities Act, for a like principal amount of our outstanding unregistered 7.875% Senior Notes due 2021, or the “Original Notes.” The terms of the Exchange Notes are identical to the terms of the Original Notes in all material respects, except for the elimination of some transfer restrictions, registration rights and additional interest provisions relating to the Original Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same is accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement relating to the Original Notes. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered Holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” of the Company, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes. The Company may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of “beneficial owners” within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Original Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the Registration Rights Agreement relating to the Original Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement relating to the Original Notes, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer — Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Original Notes” above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS

(SIGNATURE GUARANTEE REQUIRED

SEE INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the registered Holder of the Original Notes whose name(s) appear(s) above.

☐	Original Notes not tendered to:

☐	Exchange Notes to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

Special Delivery Instructions

(SIGNATURE GUARANTEE REQUIRED

SEE INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be sent to someone other than the registered Holder of the Original Notes whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

☐	Original Notes not tendered to:

☐	Exchange Notes to:

Name:

(Please Print)

Address:

(Include Zip Code)

IMPORTANT

HOLDERS: SIGN HERE

(PLEASE COMPLETE SUBSTITUTE FORM 2-9 HEREIN)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):

(Please Print)

Capacity (Full Title):

Address

(Include Zip Code)

Area Code and

Telephone Number:

(SEE SUBSTITUTE FORM W-9 HEREIN)

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTION 2 BELOW)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Date:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfer” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Original Notes may be tendered only in denominations of $2,000 and in integral multiples of $1,000.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes (the “Holder”)) of Original Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

ii. such Original Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Original Notes” is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in denominations of $2,000 and in integral multiples of $1,000. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled “Principal Amount of Original Notes Tendered.” In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will only be sent to the Holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered Holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Book-Entry Transfer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes that have been tendered but that are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate (s) without alteration, enlargement or any change whatsoever.

If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Certain Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Original Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9.

U.S. INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE: TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS DOCUMENT OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN FOR USE IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under the U.S. federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”). The Holder’s TIN may be provided on an IRS Form W-9 or a Substitute Form W-9 as furnished below. If the Exchange Agent is not provided with the correct TIN, payments to such Holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding. In addition, the Internal Revenue Service (the “IRS”) may subject the Holder or other payee to penalties for failure to provide a valid TIN or for providing false information in connection with a request for a TIN.

A Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. The Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that “Applied For” is written in the appropriate space on the attached Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided. A Holder who writes “Applied For” in the space in Part 1 in lieu of furnishing his or her TIN should furnish the Exchange Agent with such Holder’s TIN as soon as it is received.

A Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders and payees (including, among others, all corporations and certain foreign individuals) may not be subject to the backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption. Such Holders should furnish their TIN, write “Exempt” in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which Holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Interests are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

PAYOR’S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION
Payee’s Name:
Payee’s Business Name (if different from above):
Payee’s Address:
Mark Appropriate Box	☐ Limited Liability Company Enter appropriate tax classification disregarded entity corporation partnership	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other

SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number
Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)
SIGNATURE:		DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

1. Guidelines for Determining the Proper Identification Number to Give the Payor. Social security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:	Give the NAME and SOCIAL SECURITY number of:	For this type of account:	Give the Name and EMPLOYER IDENTIFICATION number of:

1. Individual	The individual	6. Disregarded entity not	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	The legal entity (5)

3. Custodial account of a minor (Uniform Gifts to Minors Act)	The minor(2)	8. Corporation (or LLC electing corporate status on Form 8832)	The corporation

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business name or “doing business as” name. Use either the individual’s social security number or the business’ employer identification number (if it has one), but the IRS encourages you to use your social security number.
(4)	You must show the owner’s name on the “Payee’s Name” line and use the owner’s taxpayer identification number. You must show the disregarded entity’s name on the “Payee’s Business Name” line. Do not enter the disregarded entity’s taxpayer identification number.
(5)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Interest:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the IRS and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Interest: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 as follows to avoid possible erroneous backup withholding:

FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM (IN PART II OF THE FORM), SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the regulations under such sections.

Privacy Act Notice. — Section 6109 requires you to give your correct taxpayer identification number to Payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payors must be given the numbers whether or not you are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.